THE SPAIN FUND
ANNUAL REPORT

NOVEMBER 30, 1996



LETTER TO SHAREHOLDERS                                           THE SPAIN FUND
_______________________________________________________________________________

January 17, 1997

Dear Shareholder:

We are pleased to provide you with an update of your Fund's performance and market activity for the period ended November 30, 1996.

A REVIEW OF THE 1996 SPANISH ECONOMY
The Spanish stock market ended 1996 on a high note, accumulating a return of over 34% in U.S. dollar terms over the course of the year. This strong revival in the equity market can be attributed to three major events during 1996.

The first event was the election of Spain's first right of center government. The Partido Popular, in coalition with the Catalan regional party, has focused its activities to date on addressing the budgetary situation in its attempt to qualify for the first round of European Monetary Union at the end of 1997. As of yet, the government has not tackled some of the more fundamental and structural distortions inside the Spanish economy, most notably labor market reform. However, the government has succeeded in establishing a reputation for fiscal prudence.

It was the appreciation of this new discipline that led to the second major event of 1996. Both domestic and foreign investors came to the realization that Spain had the ability to conform to the Maastricht treaty's budgetary and inflationary criteria. The idea that Spain could achieve these required targets resulted in a significant rally in Spain's bond markets, and long-term yields fell from approximately 10% at the beginning of 1996 to below 7% by the end of the year. The Bank of Spain was also able to cut short-term rates by nearly three percentage points over the period to a level of about 6% by year-end.

In essence, fixed income investors removed the premium they demanded above the European average for holding Spanish paper. This re-rating of Spanish interest bearing debt also had a dramatic impact on the country's stock market. The discount at which Spanish equities traded, in terms of valuation relative to European averages, was largely eliminated by price gains as investors rapidly expanded market multiples in the face of a lower cost of debt. At a current prospective price to cash flow multiple of five times, Spain still trades marginally cheaper than its European peer group, but the discount has narrowed considerably.

The third significant event of 1996 concerned a move by the domestic Spanish mutual fund industry towards more equity ownership. Despite having the ability to invest in the Spanish stock market, most mutual funds had hardly invested in equities, preferring cash and bonds. The average exposure to equities was less than 5% of assets at the outset of the year. However, the sharp decline in yields on Spanish cash and bonds forced the funds to look at the stock market for the first time. As a result, much of the rally in share prices over the last quarter of the year was fueled by domestic buying.

A LOOK AT THE 1997 SPANISH ECONOMY
Spain enters 1997 facing a different set of challenges from the outset of 1996. In the short-term, all eyes will be fixed upon statistics for inflation and the budget deficit with reference to the end of 1997 Maastricht criteria. Spain's compliance with Maastricht is likely to be a close call, particularly with regard to inflation where any negative development could have a disproportionate effect on the stock and bond markets. However, we currently believe that Spain can achieve the required targets.

Profit growth should recover somewhat in 1997 towards the 10% level, aided by the cheaper cost of debt. We anticipate a recovery in the property market, which should, in turn, help domestic consumption to accelerate. The sustainability of a strong currency and low interest rates will depend upon the propensity of the government to tackle labor market and civil service reform.

Domestic ownership of equities remains exceedingly low, but there is considerable potential for a significant flow of funds from fixed income securities and cash towards the stock market. Therefore, we see the greatest prospect for a continuation of the current market rally in this shift from mutual funds to equities.

PORTFOLIO STRATEGY
We continue to maintain your Fund in a broadly, fully invested position with a focus on growth stocks where we see the potential for a further re-rating in the current interest rate environment. We have generally reduced interest rate sensitive issues following recent strong gains


1



                                                                 THE SPAIN FUND
_______________________________________________________________________________

and have eliminated positions in the motorway sector through sales of Aumar, Autopistas and Iberpistas. At the same time, we have added to positions in Repsol, Spain's largest oil and refining company, and recently in the property company, Vallehermoso, and gas company, Gas Natural.

We continue to maintain a hedged position of approximately 18% of the portfolio's value back into the U.S. dollar.

INVESTMENT RESULTS
For the three months ending November 30, 1996, The Spain Fund returned 12.22% on a net asset value basis, which compares with its benchmark, the Madrid General Index, which had a return of 14.18% over the same period with net dividends reinvested.

The Fund outperformed its benchmark over the last six month period, producing a net asset value return of 13.55% versus 11.74% for its benchmark. Over the last twelve month period ending November 30, 1996, the Fund slightly underperformed its benchmark, producing a net asset value return of 28.48% versus 29.63% for the same benchmark.

We thank you for your continued interest in The Spain Fund and look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,

Dave H. Williams
Chairman and President

Mark H. Breedon
Vice President


2



TEN LARGEST EQUITY HOLDINGS
NOVEMBER 30, 1996                                                THE SPAIN FUND
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                         U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Compania Telefonica Nacional de Espana, S.A.     $12,708,633            9.4%
Endesa                                            10,527,747            7.8
Banco Bilbao Vizcaya                               8,966,902            6.7
Iberdrola I, S.A.                                  7,844,839            5.8
Corporacion Financiera Alba, S.A.                  7,756,404            5.8
Banco de Santander, S.A.                           7,738,507            5.8
Banco Intercontinental                             6,162,395            4.6
Repsol, S.A.                                       6,101,045            4.5
Acerinox, S.A.                                     5,703,216            4.2
Gas Natural, S.A.                                  5,193,256            3.9
                                                 $78,702,944           58.5%


3



PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996                                                THE SPAIN FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS AND OTHER INVESTMENTS-99.1%
UTILITIES-33.0%
ELECTRIC & GAS-23.5%
Electricas Reunidas de Zaragoza, S.A.           111,587      $ 3,743,740
Endesa (a)                                      156,000       10,527,747
Gas Natural, S.A.                                25,050        5,193,256
Gas y Electricidad, S.A.                         32,000        1,801,672
Iberdrola I, S.A.                               680,362        7,844,839
Sevillana de Electricidad                       272,000        2,548,872
                                                             ------------
                                                              31,660,126

TELEPHONE-9.5%
Compania Telefonica Nacional de Espana, S.A.    580,200       12,708,633
                                                             ------------
                                                              44,368,759

FINANCIAL SERVICES-24.6%
BANKING-20.5%
Banco Bilbao Vizcaya (a)(b)                     177,500        8,966,902
Banco de Andalucia                                6,400          905,772
Banco de Castilla                                 1,500          758,923
Banco de Santander, S.A.                        142,928        7,738,507
Banco Intercontinental (a)                       47,000        6,162,395
Banco Popular Espanol, S.A.                      15,800        3,058,677
                                                             ------------
                                                              27,591,176

INSURANCE-2.6%
Corporacion Mapfre, S.A. (a)                     33,627        1,776,567
Mapfre Vida De Seguros, S.A.                     25,000        1,673,642
                                                             ------------
                                                               3,450,209

REAL ESTATE-1.5%
Estacionameintos Subterraneos, S.A.              18,140          267,223
Filo, S.A. (c)                                   35,245           81,006
Vallehermoso, S.A.                               86,000        1,787,557
                                                             ------------
                                                               2,135,786
                                                             ------------
                                                              33,177,171

CONSUMER SERVICES-9.8%
PRINTING & PUBLISHING-2.3%
Midesa                                          141,519        1,227,920
Unidad Editorial, S.A. Series A (c)(d)        1,511,470        1,865,187
                                                             ------------
                                                               3,093,107

RESTAURANTS & LODGING-2.6%
Sol Melia, S.A. (c)                             115,000        3,538,942

RETAIL-4.9%
Centros Comerciales Continente, S.A.             90,500        1,710,084
Cortefiel, S.A.                                 161,000        4,904,850
                                                             ------------
                                                               6,614,934
                                                             ------------
                                                              13,246,983

ENERGY-6.1%
Compania Espanola de Petroleos, S.A.             70,200        2,079,080
Repsol, S.A. (a)                                164,973        6,101,045
                                                             ------------
                                                               8,180,125

CONSUMER STAPLES-6.1%
FOOD-5.3%
El Aguila, S.A. (c)                             175,000          877,312
General de Aguas de Barcelona, S.A.              42,834        1,684,851
Natra, S.A.                                      70,134          892,515
Puleva, S.A. (c)                                 95,000        1,736,500
Telepizza, S.A.(c)                               26,300          638,953
Viscofan Envolturas Celulosicas (a)              83,503        1,288,056
                                                             ------------
                                                               7,118,187

TOBACCO-0.8%
Tabacalera, S.A. Series A (a)                    26,779        1,051,272
                                                             ------------
                                                               8,169,459

MULTI INDUSTRY-5.8%
Corporacion Financiera Alba, S.A.                82,500        7,756,404

BASIC INDUSTRIES-5.2%
MINING AND METALS-5.2%
Acerinox, S.A.                                   44,816        5,703,216
Asturiana de Zinc, S.A. (c)                     150,000        1,313,076
                                                             ------------
                                                               7,016,292

CONSUMER MANUFACTURING-2.6%
BUILDING & RELATED-2.3%
Portland Valderrivas, S.A. (a)                   19,590        1,193,615
Uralita, S.A.                                   261,650        1,937,290
                                                             ------------
                                                               3,130,905


4



                                                                 THE SPAIN FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
TRANSPORTATION-0.3%
Iberica de Autopistas                            23,000      $   430,172
                                                             ------------
                                                               3,561,077

CAPITAL GOODS-2.3%
ENGINEERING & CONSTRUCTION-2.3%
Abengoa, S.A. (c)                                17,000          586,083
Fomento de Construcciones Y Contratas, S.A.      29,158        2,462,491
                                                             ------------
                                                               3,048,574

HEALTHCARE-1.8%
Fabrica Espanol de Productos Quimicos
  y Farmaceuticos                                28,075        1,325,177
Indo Internacional, S.A.                         19,119          663,560
Prim, S.A. (c)                                   92,026          408,114
                                                             ------------
                                                               2,396,851


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
OTHER-1.8%
Asesores Bursatiles
  Capital Fund N.V. (c)(d)                           25     $    664,551
  Capital Fund N.V. II (c)(d)                        25        1,725,984
                                                            -------------
                                                               2,390,535

Total Common Stocks and Other Investments
  (cost $103,843,734)                                        133,312,230

RIGHTS-0.0%
UTILITIES-0.0%
Aguas De Barcelona Rts 12/18/96 (c)
  (cost $20,532)                                 42,834           21,143

TIME DEPOSIT-0.2%
Sumitomo Bank 5.50%, 12/02/96
  (cost $200,000)                                  $200          200,000

TOTAL INVESTMENTS-99.3%
  (cost $104,064,266)                                        133,533,373
Other assets less liabilities-0.7%                               974,393

NET ASSETS-100%                                             $134,507,766


(a) Security, or portion thereof, has been segregated to collateralize forward exchange currency contracts. Total value of securities amounted to $27,691,940 at November 30, 1996.

(b)  Security represents investment in an affiliate.

(c)  Non-income producing security.

(d)  Restricted securities, valued at fair value. (See Notes A and E.)


     See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996                                                THE SPAIN FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $104,064,266)         $133,533,373
  Foreign cash, at value (cost $1,645,973)                           1,617,836
  Cash                                                                  17,286
  Unrealized appreciation of forward exchange currency contract        240,521
  Foreign taxes receivable                                             167,111
  Receivable for investment securities sold                             28,155
  Interest receivable and other assets                                  12,478
  Total assets                                                     135,616,760

LIABILITIES
  Payable for investment securities purchased                          557,238
  Management fee payable                                               108,397
  Accrued expenses                                                     443,359
  Total liabilities                                                  1,108,994

NET ASSETS                                                        $134,507,766

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    100,267
  Additional paid-in capital                                       106,918,079
  Undistributed net investment income                                1,498,070
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (3,689,645)
  Net unrealized appreciation on investments and foreign
    currency denominated assets and liabilities                     29,680,995
                                                                  $134,507,766

NET ASSET VALUE PER SHARE (based on 10,026,746 shares outstanding)      $13.41


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996                                     THE SPAIN FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends--unaffiliated issuers (net of foreign
    taxes withheld of $490,379)                       $2,767,929
  Dividends--affiliated issuer (net of foreign
    taxes withheld of $43,982)                           249,235
  Interest                                               110,528    $ 3,127,692

EXPENSES
  Management fee                                       1,207,278
  Custodian                                              331,790
  Audit and Legal                                        163,097
  Transfer agency                                        141,348
  Directors' fees and expenses                           122,596
  Printing                                                36,035
  Registration                                            24,272
  Miscellaneous                                            3,903
  Total expenses                                                      2,030,319
  Net investment income                                               1,097,373

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                        4,749,824
  Net realized gain on foreign currency transactions                    400,697
  Net change in unrealized appreciation of:
    Investments                                                      23,480,299
    Foreign currency denominated assets and liabilities                  68,904
  Net gain on investments and foreign currency transactions          28,699,724

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $29,797,097


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS                               THE SPAIN FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                    NOVEMBER 30,   NOVEMBER 30,
                                                        1996           1995
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  1,097,373   $    897,991
  Net realized gain (loss) on investments and
    foreign currency transactions                     5,150,521     (1,788,684)
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities               23,549,203      6,016,278
  Net increase in net assets from operations         29,797,097      5,125,585

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income                                (300,802)            -0-
  Total increase                                     29,496,295      5,125,585

NET ASSETS
  Beginning of year                                 105,011,471     99,885,886
  End of year (including undistributed net
    investment income of $1,498,070 and
    $300,802 respectively)                         $134,507,766   $105,011,471


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996                                                THE SPAIN FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Spain Fund, (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company.

The financial statements include the accounts of the Fund and its wholly-owned subsidiary (Spain Shares Investments Maryland B.V.). The Fund is currently in the process of dissolving and liquidating its wholly-owned subsidiary. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the day of valuation or at the last bid price quoted on such day if no such closing price is available. If there are no quotations available for the day of valuation, the last available closing price will be used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data of the issuer. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in Spanish pesetas are translated into U.S. dollars at the mean of the quoted bid and asked price of the peseta against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued. Net realized gain on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, foreign forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Spanish Peseta at November 30, 1996 was 129.657 ESP to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from generally accepted accounting principles.

6. RECLASSIFICATION OF COMPONENTS OF NET ASSETS
As of November 30, 1996, the Fund reclassified certain components of net assets. The reclassifications resulted in a net increase to accumulated net realized loss on investments of $400,697 and a net increase in undistributed net investment income of $400,697. This reclassification was the result of permanent book to tax differences resulting from foreign currency transactions. Net assets were not affected by the change.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                        THE SPAIN FUND
_______________________________________________________________________________

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P., (the "Investment Manager"), a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the Fund's average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with Privanza Banco Personal, S.A. (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. An officer of the Fund is a director of the Sub-Adviser.

The Fund has entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $5,170 during the year ended November 30, 1996 relating to shareholder servicing costs.

Banco Bilbao Vizcaya, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the sub-custodian are payable by the custodian from its fee. For the year ended November 30, 1996, the Fund earned $70,600 of interest income on cash balances maintained at the subcustodian.

Brokerage commissions paid on securities transactions for the year ended November 30, 1996 amounted to $286,107 of which $13,516 was paid to Banco Bilbao Vizcaya.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $54,799,701 and $51,174,973, respectively, for the year ended November 30, 1996.

At November 30, 1996, the cost of securities for federal income tax purposes was $104,339,454. Accordingly, gross unrealized appreciation of investments was $36,798,787 and gross unrealized depreciation of investments was $7,604,868 resulting in net unrealized appreciation of $29,193,919 (excluding foreign currency). At November 30, 1996, the Fund had a total capital loss carryforward of $3,414,457 of which $2,121,153 expires in the year 2001 and $1,293,304 expires in the year 2003. No capital gain distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At November 30, 1996, the Fund had outstanding forward exchange currency contracts as follows:

                              CONTRACT     VALUE ON     U.S. $
                               AMOUNT    ORIGINATION    CURRENT    UNREALIZED
                                (000)        DATE        VALUE    APPRECIATION
                              ---------  -----------  -----------  ------------
FOREIGN CURRENCY SALE CONTRACT
Spanish Pesetas
  expiring 12/31/96           3,169,000  $24,658,025  $24,417,504    $240,521


10



                                                                 THE SPAIN FUND
_______________________________________________________________________________

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. At November 30, 1996, 10,026,746 shares were outstanding.


NOTE E: RESTRICTED SECURITIES

                                          DATE ACQUIRED    SHARES       COST
                                          -------------  ---------   ----------
Asesores Bursatiles Capital Fund, N.V.       10/29/90           25   $1,115,170
Asesores Bursatiles Capital Fund, N.V. II     5/24/94           25    1,772,724
Unidad Editorial S.A. Series A               12/12/89      462,750      513,710
Unidad Editorial S.A. Series A                9/30/92    1,048,720    1,330,964


The securities shown above are restricted as to sale and have been valued at fair value in accordance with the policy described in Note A.

The value of these securities at November 30, 1996 was $4,255,722, representing 3.2% of net assets.


NOTEF:CONCENTRATION OF RISK
Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


11



FINANCIAL HIGHLIGHTS                                             THE SPAIN FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                               YEAR ENDED NOVEMBER 30,
                                            --------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                            -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of year            $10.47        $9.96        $9.49        $8.28       $11.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .11          .09          .05          .10          .16
Net realized and unrealized gain (loss)
  on investments
and foreign currency transactions               2.86          .42          .88         1.29        (3.16)
Net increase (decrease) in net asset
  value from operations                         2.97          .51          .93         1.39        (3.00)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.03)          -0-        (.10)        (.17)        (.15)
Distributions in excess of net
  investment income                               -0-          -0-        (.05)          -0-          -0-
Distributions from net realized gain
  on investments and foreign currency
  transactions                                    -0-          -0-        (.31)        (.01)        (.22)
Total dividends and distributions               (.03)          -0-        (.46)        (.18)        (.37)
Net asset value, end of year                  $13.41       $10.47        $9.96        $9.49        $8.28
Market value, end of year                     $10.75       $8.625       $9.125       $9.625       $8.375

TOTAL RETURN(A)
Total investment return based on:
  Market value                                 25.03%       (5.48)%      (1.29)%      17.31%      (34.82)%
  Net asset value                              28.48%        5.12%        9.28%       16.99%      (26.71)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $134,508     $105,011      $99,886      $95,058      $82,920
Ratio of expenses to average net assets         1.73%        2.07%        2.09%        2.24%        2.34%
Ratio of net investment income to
  average net assets                             .93%         .89%         .53%        1.10%        1.50%
Portfolio turnover rate                           44%          38%          22%          65%          43%
Average commission rate paid(b)               $.0618           --           --           --           --


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid in foreign currencies, which have been converted into USdollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown.


12



REPORT OF INDEPENDENT ACCOUNTANTS                                THE SPAIN FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE SPAIN FUND, INC.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Spain Fund, Inc. (the "Fund") at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
January 14, 1997



FOREIGN TAX CREDIT (UNAUDITED)
_______________________________________________________________________________

The Fund has elected to give the benefit to its shareholders of foreign taxes that have been paid and/or withheld. For the fiscal year ended November 30, 1996, this amounted to $534,361. Although the Fund has made the election required to make this credit available, the amount of allowable tax credit is subject to limitation under the Internal Revenue Code.

A notification reflecting the per share amount to be used by taxpayers on their federal income tax return will be mailed to shareholders in January 1997.


13



ADDITIONAL INFORMATION                                           THE SPAIN FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Mark H. Breedon, Vice President of the Fund.


14



                                                                 THE SPAIN FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)
The Annual Meeting of Shareholders of The Spain Fund was held on June 27, 1996. The description of each proposal and number of shares are as follows:

                                                        SHARES
                                                      VOTED FOR
-------------------------------------------------------------------------------
1.  To elect directors:  Class One Directors
                         (term expires 1999)
                         Angel Corcostegui            5,725,621
                         Ignacio Gomez-Acebo          5,726,704
                         Marilyn Perry                5,723,936
                         Reba W. Williams             5,734,969


                                            SHARES       SHARES    SHARES VOTED
                                          VOTED FOR  VOTED AGAINST    ABSTAIN
-------------------------------------------------------------------------------
2.  To ratify the selection of Price
Waterhouse LLP as the Fund's
independent auditors of the Fund's
fiscal year ending November 30, 1996      5,792,551      40,306        35,027


15



                                                                 THE SPAIN FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
DAVE H. WILLIAMS, CHAIRMAN AND PRESIDENT
ANGEL CORCOSTEGUI (1)
H.R.H. PILAR DE BORBON Y BORBON (1)
INMACULADA DE HABSBURGO-LORENA (1)
ENRIQUE L. FEVRE (1)
IGNACIO GOMEZ-ACEBO (1)
DR. JAMES M. HESTER (1)
MARILYN PERRY (1)
FRANCISCO GOMEZ ROLDAN (1)
JUAN MANUEL SAINZ DE VICUNA (1)
REBA W. WILLIAMS
CARLOS DELCLAUX ZULUETA

OFFICERS
NORMAN S. BERGEL, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
EDMUND P. BERGAN, JR., SECRETARY
JOSEPH J. MANTINEO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110


(1)  Member of the Audit Committee

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

     This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


16



THE SPAIN FUND
Summary of General Information

INVESTMENT OBJECTIVE AND POLICIES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Additional information about the fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.



THE SPAIN FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL
INVESTING WITHOUT THE MYSTERY

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

SPNAR